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                                                                      EXHIBIT 21

SUBSIDIARIES

SENSIENT TECHNOLOGIES CORPORATION AND AFFILIATES

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                 NAME                                                   LOCATION       %OWNED
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
DOMESTIC
SENSIENT TECHNOLOGIES CORPORATION                         MILWAUKEE, WI                PARENT
FELTON CENTRAL & SOUTH AMERICA, INC.(Dormant)             DELAWARE, USA                100%
FELTON FLAVOUR & FRAGRANCES (THAILAND) LTD(Dormant)       NEW YORK, USA                100%
FELTON MEXICO, INC. (Dormant)                             DELAWARE, USA                100%
FLAVOR BURST, INC.                                        ILLINOIS, USA                100%
INTER-AGRO, USA, INC.                                     MILWAUKEE, WI                100%
MINN-DAK YEAST COMPANY, INC.                              WAHPETON, ND                 20%
ROGERS FOODS, INC.                                        CALIFORNIA, USA              100%
SENSIENT TECHNICAL COLORS, LLC                            ELMWOOD PARK, NJ             100%
UNIVERSAL BIOVENTURES, INC. (Dormant)                     MILWAUKEE, WI                100%
SENSIENT FLAVORS INC.                                     INDIANAPOLIS, IN             100%
SENSIENT FLAVORS INTERNATIONAL, INC.                      INDIANAPOLIS, IN             100%
UNIVERSAL HEALTH CARE MANAGEMENT CO.                      MILWAUKEE, WI                60%
UNIVERSAL HOLDING CO., INC.                               NEVADA, USA                  100%
WARNER-JENKINSON COMPANY, INC.                            ST. LOUIS, MO                100%
2526 BALDWIN REDEVELOPMENT CORPORATION                    ST. LOUIS, MO                100%
FORMULABS, INC.                                           CALIFORNIA, USA              100%
POINTING COLOR, INC. (US)                                 MINNESOTA, USA               100%
MONARCH FOOD COLORS L.P. (US)                             MISSOURI, USA                100%
FOREIGN
UNIVERSAL FOOD PRODUCT INTERNATIONAL CO., LTD.            SAN JOSE, COSTA RICA         100%
BIOLUX FINANCE, N.V.                                      BELGIUM                      100%
SENSIENT FLAVORS BIOLUX, N.V. (BELGIUM)                   BELGIUM                      100%
PROMAVIL N.V.                                             BELGIUM                      100%
SENSIENT FLAVORS STRASBOURG SAS (FRANCE)                  FRANCE                       100%
SENSIENT FLAVORS (WALES) LTD (UK)                         UNITED KINGDOM               100%
SENSIENT SPECIALTY VEGETABLES (IRELAND), LTD.             IRELAND                      100%
FRESHFIELD FOODS LIMITED                                  IRELAND                      100%
OWENACURRA LIMITED  (Dormant)                             IRELAND                      100%
SENSIENT SPECIALTY VEGITABLES SARL                        FRANCE                       100%
WARNER-JENKINSON EUROPE GmbH                              GERMANY                      100%
SENSIENT SPECIALTY VEGETABLES BV (NETHERLANDS)            NETHERLANDS                  100%
WARNER-JENKINSON (CANADA), LTD.                           KINGSTON ONTARIO CANADA      100%
WARNER-JENKINSON EUROPE S.A.R.L., FRANCE                  FRANCE                       100%
WARNER-JENKINSON, S.A. DE C.V.                            ESTADO DE MEXICO, MEXICO     99.31%
WARNER-JENKINSON UNIVERSAL FOODS BV                       NETHERLANDS                  100%
WARNER-JENKINSON (EUROPE)                                 UNITED KINGDOM               100%
VISIONRULE LTD.  (Dormant)                                UNITED KINGDOM               100%
SENSIENT FLAVORS NV (BELGIUM)                             BRUSSELS, BELGIUM            100%
SENSIENT FLAVORS CANADA, INC.                             REXDALE, ONTARIO             100%
SENSIENT FLAVORS FRANCE SARL                              FRANCE                       100%
SENSIENT FLAVORS DEUTSCHLAND GMBH                         GERMANY                      100%
SENSIENT FLAVORS SRL (ITALY)                              MILANO, ITALY                100%
SENSIENT FLAVORS MEXICO, S.A. DE C.V.                     EDO DE MEXICO, MEXICO        100%
SENSIENT FRAGRANCES, S.A. DE C.V.                         MEXICO                       100%
SENSIENT FRAGRANCES, S.A. (SPAIN)                         GRANADA, SPAIN               100%
SENSIENT FLAVORS LIMITED (UK)                             BLETCHLEY, UNITED KINGDOM    100%
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
DC FLAVORS LIMITED                                        UNITED KINGDOM               100%
SENSIENT TECHNOLOGIES CORPORATION (AUSTRALIA) PTY, LTD.   VICTORIA, AUSTRALIA          100%
SENSIENT TECHNOLOGIES HONG KONG LTD                       CHINA                        100%
SENSIENT TECHNOLOGIES CORPORATION JAPAN, LTD.             TOKYO, JAPAN                 100%
SENSIENT TECHNOLOGIES ASIA PACIFIC PTE, LTD               SINGAPORE                    100%
SENSIENT TECHNOLOGIES (PHILIPPINES), INC.                 QUEZON CITY, PHILIPPINES     100%
SENSIENT TECHNOLOGIES (THAILAND), LTD.                    THAILAND                     100%
SENSIENT TECHNOLOGIES CANADA, INC.                        REXDALE, ONTARIO             100%
SENSIENT TECHNOLOGIES (LUXEMBOURG) SARL                   LUXEMBOURG                   100%
SENSIENT TECHNOLOGIES HOLDING (LUX) SARL                  LUXEMBOURG                   100%
SENSIENT TECHNOLOGIES LIMITED (UK)                        UNITED KINGDOM               100%
SENSIENT TECHNOLOGIES (UK) LIMITED                        CHESHIRE, UNITED KINGDOM     100%
RATINA PARTICIPATIONS, S.A.                               LUXEMBOURG                   100%
REGGIANA ANTOCIANI ITALIA SRL                             ITALY                        100%
FINANCIERE WACKHERR SA (FRANCE)                           FRANCE                       100%
LES COLORANTS WACKHERR SA (FRANCE)                        FRANCE                       100%
LCW DO BRASIL LTD.                                        BRAZIL                       50%
LCW IBERICA (SPAIN)                                       SPAIN                        51%
LCW POLSKA                                                POLAND                       60%
SCI CESAR                                                 FRANCE                       100%
SCI GRISEDA                                               FRANCE                       100%
POINTING HOLDINGS LTD. (UK)                               UNITED KINGDOM               100%
POINTING INTERNATIONAL LTD. (UK)                          UNITED KINGDOM               100%
POINTING LIMITED (UK)                                     UNITED KINGDOM               100%
POINTING CHEMICALS LTD. (UK)  (Dormant)                   UNITED KINGDOM               100%
DINOVAL CHEMICALS LTD. (UK)  (Dormant)                    UNITED KINGDOM               100%
FLAVEX LTD. (UK)  (Dormant)                               UNITED KINGDOM               100%
DINOVAL CHEMICALS (UK) LTD.  (Dormant)                    UNITED KINGDOM               100%
DINOVAL LTD. (UK)  (Dormant)                              UNITED KINGDOM               100%
RIKEM LTD. (UK)  (Dormant)                                UNITED KINGDOM               100%
POINTING ASIA LTD. (HONG KONG)                            HONG KONG                    100%
POINTING CANADA LTD.                                      CANADA                       100%
POINTING HODGSONS PTY. LTD. (AUSTRALIA)                   AUSTRALIA                    50%
POINTING MEXICO S.A. DE C.V.                              MEXICO                       100%
WARNER-JENKINSON POINTING (PTY) LTD. (SOUTH AFRICA)       SOUTH AFRICA                 100%
SENSIENT TECHNOLOGIES CORP. (CHINA) LTD - GUANGZHOU       CHINA                        100%
WARNER-JENKINSON, S.A. (ARGENTINA)                        ARGENTINA                    100%
DR. MARCUS BETEILIGUNGS GMBH                              GERMANY                      100%
DR. MARCUS VERWALTUNGS GMBH                               GERMANY                      100%
DR. MARCUS CZ S.R.O.                                      CZECH REPUBLIC               100%
DR. MARCUS FRANCE SARL                                    FRANCE                       100%
DR. MARCUS HUNGARIA KFT                                   HUNGARY                      100%
DR. MARCUS  POLSKA SP.ZO.O                                POLAND                       100%
DR. MARCUS COM.ROM. SRL                                   ROMANIA                      100%
WARNER-JENKINSON  BRASIL LTDA.                            BRAZIL                       100%
SENSIENT INDIA PRIVATE LIMITED                            INDIA                        100%
FORMULABS S.A. DE C.V.                                    MEXICO                       100%
DR. MARCUS GMBH & CO. KG                                  GERMANY                      100%
SENSIENT TECH. CORP. IRELAND ("IRISH FINANCE CO.")        IRELAND                      100%
SENSIENT TECHNOLOGIES HOLDING DEUTCHLAND GMBH             GERMANY                      100%
SENSIENT HOLDINGS (MALTA) LTD                             MALTA                        100%
UNIVERSAL HOLDINGS CAYMAN                                 BRITISH WEST INDIES          100%
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
SENSIENT FRANCE SAS                                       FRANCE                       100%
REGGIANA-WARNER JENKINSON SRL                             ITALY                        100%
SENSIENT TECHNOLOGIES FOREIGN SALES CORPORATION           ST. THOMAS, VIRGIN ISLANDS   100%
WARNER-JENKINSON EUROPE-GOLDMANN GMBH & CO. KG            GERMANY                      50%
SYN TEC GMBH                                              GERMANY                      100%
AC MA RI GMBH                                             GERMANY                      100%
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